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Exhibit 99.1

        CERTIFICATION OF PRINCIPAL EXECUTIVE AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Bruce Merati, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, the Quarterly Report of VirtGame Corp. on Form 10-QSB for the quarterly period ended March 31, 2003 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report fairly presents in all material respects the financial condition and results of operations of VirtGame Corp.



                                    By:   /s/ Bruce Merati
                                          -------------------------------------
                                          Bruce Merati, President
                                          (Principal Executive Officer)


I, Bruce Merati, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, the Quarterly Report of VirtGame Corp. on Form 10-QSB for the quarterly period ended March 31, 2003 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report fairly presents in all material respects the financial condition and results of operations of VirtGame Corp.



                                    By:   /s/ Bruce Merati
                                          -------------------------------------
                                          Bruce Merati, Chief Financial Officer